UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

Everbridge, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37874	26-2919312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Corporate Drive, Suite 400, Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 230-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EVBG	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2022, Everbridge, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following three proposals: (i) to elect nominees for director to hold office until the 2023 Annual Meeting of Stockholders (“Proposal 1”); (ii) to ratify the selection by the Audit Committee of the Company’s board of directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022 (“Proposal 2”); and (iii) to approve, on an advisory basis, the compensation of the Company’s named executive officers (“Proposal 3”), as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 8, 2022 (the “Proxy Statement”), each of which is described in more detail in the Company’s Proxy Statement. The following tables set forth the certified voting results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1 – Election of Directors

The Company’s stockholders elected each of the nominees listed below.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard D’Amore	25,788,377	3,610,356	3,642,751
Alison Dean	26,917,247	2,481,486	3,642,751
Jaime Ellertson	14,899,392	14,499,341	3,642,751
Bruns Grayson	12,390,351	17,008,382	3,642,751
David Henshall	26,600,222	2,798,511	3,642,751
Kent Mathy	22,649,041	6,749,692	3,642,751
Simon Paris	24,049,632	5,349,101	3,642,751
Sharon Rowlands	25,034,406	4,364,327	3,642,751

There were no abstentions for any of the directors voted on at the Annual Meeting.

Proposal 2 – Ratification of the Selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Independent Registered Public Accounting Firm of the Company for its Fiscal Year Ending December 31, 2022

The Company’s stockholders approved Proposal 2.

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,471,324	508,852	61,308	0

Proposal 3 – Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement

The Company’s stockholders approved Proposal 3.

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,078,906	5,810,625	509,202	3,642,751

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everbridge, Inc.

Dated: May 25, 202period2	By:	/s/ Elliot J. Mark
Elliot J. Mark
Senior Vice President, General Counsel and Secretary